UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2017

Date of reporting period: September 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.16

SEMI-ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 15, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Emerging Markets Multi-Asset Portfolio (the “Fund”) for the semi-annual reporting period ended September 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on AllianceBernstein L.P.’s (the “Adviser’s”) view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s propri-

etary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	1

allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the portfolio’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2016.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the six-month period, equity security selection detracted from relative performance, particularly in the utilities and technology sectors. Stock selection in financials and consumer staples, however, benefited returns. Country selection was also beneficial to returns, owing to underweights in South Africa and Malaysia. Fixed-income assets performed well relative to the broad emerging fixed-income markets. US dollar-denominated debt, particularly those issued by Indonesia and Brazil, contributed. Local-currency bonds added to performance, particularly positioning in Brazil and Russia. However, local-currency debt issued by Mexico underperformed local emerging-market debt benchmarks.

2	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

For the 12-month period, equity sector allocation detracted, relative to the benchmark, due to an underweight in technology and overweight in consumer staples. In contrast, an underweight in the telecommunications sector and equity security selection in consumer staples and financials contributed. Country allocation benefited returns, owing to an underweight in India and overweight in Hungary, although an overweight to the Czech Republic detracted. Fixed-income holdings performed strongly relative to the broad emerging fixed-income markets during the 12-month period; local-currency bonds added the most value, with positioning in Brazil and Colombia contributing. US dollar-denominated debt issued by Brazil and Indonesia also contributed, as did the Fund’s corporate debt positioning.

The Fund utilized derivatives during both periods, including futures, currency forwards, purchased options, variance swaps, credit default swaps and total return swaps, for hedging and investment purposes. On an absolute basis, for both periods, futures, currency forwards, total return swaps and credit default swaps added to returns; purchased options and variance swaps detracted from returns.

Market Review and Investment Strategy

After an uncertain start, emerging-market stocks rose strongly during the six-month period, as return-hungry investors fled the ultra low yields and elevated valuations of developed-market assets for better opportunities elsewhere. The period began on a weak note, due to resurgent economic growth fears. However, stocks rebounded in June as firmer commodity prices reduced expectations for higher US interest rates and hopes that the new government in Brazil will restore growth. Although the coup attempt in Turkey briefly caused market uncertainty in July, emerging-market equities rose steadily through the end of the reporting period as investors focused on brightening emerging-market economic and corporate profit outlooks. Chinese stocks advanced as concerns about currency depreciation faded and the economy showed further signs of stabilization. In Russia, economic data suggested it could be nearing the end of its recession. The correction in oil prices also lured bargain hunters to bid up stocks that appeared undervalued.

The Fund’s Senior Investment Management Team (the “Team”) continued to focus the equity portion of the Fund on companies that have strong business fundamentals and that are trading at low multiples relative to their normal long-term earnings power. The companies that the Fund invests in have strong balance sheets, which the Team believes may provide a buffer against economic pressures and allow them to

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	3

make accretive investments or return cash to their shareholders. Within fixed income, emerging-market credit spreads are wide enough to make the forward returns on emerging-market bonds attractive and competitive with equities, but with much less risk. The bonds that the Team selects for investment are generally either higher-yielding securities with equity-like return potential, or higher-quality securities that trade more in sync with treasuries and that should therefore offer significant diversification to equities and downside protection. The Team also continued to maintain a small defensive options strategy to mitigate the impact of any sharp market reversal.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

4	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	5

Disclosures and Risk

DISCLOSURES AND RISKS

(continued from previous page)

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Disclosures and Risk

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Emerging Markets Multi-Asset Portfolio
Class A	7.78%	15.50%

Class C	7.25%	14.54%

Advisor Class*	7.86%	15.67%

Class R*	7.57%	15.16%

Class K*	7.75%	15.56%

Class I*	7.84%	15.75%

MSCI EM Index (net)	9.75%	16.78%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.50%	10.60%
5 Years	3.56%	2.65%
Since Inception*	0.70%	-0.15%

Class C Shares
1 Year	14.54%	13.54%
5 Years	2.80%	2.80%
Since Inception*	-0.03%	-0.03%

Advisor Class Shares†
1 Year	15.67%	15.67%
5 Years	3.85%	3.85%
Since Inception*	0.99%	0.99%

Class R Shares†
1 Year	15.16%	15.16%
5 Years	3.32%	3.32%
Since Inception*	0.48%	0.48%

Class K Shares†
1 Year	15.56%	15.56%
5 Years	3.60%	3.60%
Since Inception*	0.74%	0.74%

Class I Shares†
1 Year	15.75%	15.75%
5 Years	3.85%	3.85%
Since Inception*	0.98%	0.98%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 3.20%, 3.93%, 2.92%, 3.39%, 3.34% and 2.85% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.60%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/31/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	10.60%
5 Years	2.65%
Since Inception*	-0.15%

Class C Shares
1 Year	13.54%
5 Years	2.80%
Since Inception*	-0.03%

Advisor Class Shares†
1 Year	15.67%
5 Years	3.85%
Since Inception*	0.99%

Class R Shares†
1 Year	15.16%
5 Years	3.32%
Since Inception*	0.48%

Class K Shares†
1 Year	15.56%
5 Years	3.60%
Since Inception*	0.74%

Class I Shares†
1 Year	15.75%
5 Years	3.85%
Since Inception*	0.98%

*	Inception date: 8/31/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,077.80	$8.28	1.59%	$8.33	1.60%
Hypothetical**	$1,000	$1,017.10	$8.04	1.59%	$8.09	1.60%
Class C
Actual	$1,000	$1,072.50	$12.16	2.34%	$12.21	2.35%
Hypothetical**	$1,000	$1,013.34	$11.81	2.34%	$11.86	2.35%
Advisor Class
Actual	$1,000	$1,078.60	$7.03	1.35%	$7.03	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%	$6.83	1.35%
Class R
Actual	$1,000	$1,075.70	$9.57	1.84%	$9.63	1.85%
Hypothetical**	$1,000	$1,015.84	$9.30	1.84%	$9.35	1.85%
Class K
Actual	$1,000	$1,077.50	$8.33	1.60%	$8.38	1.61%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%	$8.14	1.61%
Class I
Actual	$1,000	$1,078.40	$7.03	1.35%	$7.09	1.36%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%	$6.88	1.36%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.
**	Assumes 5% annual return before expenses.
+	The Fund’s investment in affiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. Currently the adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

10	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $39.0

*	All data are as of September 30, 2016. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.8% or less in the following countries: Angola, Chile, Colombia, Costa Rica, Croatia, Dominican Republic, Ecuador, El Salvador, Gabon, Ghana, India, Iraq, Ivory Coast, Jamaica, Kazakhstan, Lebanon, Mongolia, Morocco, Oman, Panama, Paraguay, Peru, Poland, Serbia, Sri Lanka, Ukraine, United Arab Emirates, United Kingdom, United Republic of Tanzania, United States, Uruguay, Venezuela and Vietnam.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

September 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Brazil Notas do Tesouro Nacional	$1,227,051	3.3%
LUKOIL PJSC (London) (Sponsored ADR)	797,223	2.0
Turkey Government International Bond	789,408	2.0
Indonesia Government International Bond	663,549	1.7
Samsung Electronics Co., Ltd.	613,249	1.6
Centrais Eletricas Brasileiras SA	576,171	1.5
Russian Foreign Bond – Eurobond	558,708	1.4
Russian Federal Bond – OFZ	550,895	1.4
Argentine Republic Government International Bond	534,594	1.4
Novatek Microelectronics Corp.	517,313	1.3
	$6,878,161	17.6%

*	Long-term investments.

12	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.4%
Information Technology – 10.8%
Electronic Equipment, Instruments & Components – 2.1%
Hon Hai Precision Industry Co., Ltd.	161,415	$408,487
Kingboard Chemical Holdings Ltd.	79,500	241,931
Largan Precision Co., Ltd.	1,000	121,877
Zhen Ding Technology Holding Ltd.	20,000	44,166

		816,461

Internet Software & Services – 1.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	2,140	226,390
NAVER Corp.	110	88,557
NetEase, Inc. (ADR)	450	108,351
Tencent Holdings Ltd.	8,700	241,878

		665,176

Semiconductors & Semiconductor Equipment – 3.5%
Hua Hong Semiconductor Ltd.(b)	164,000	191,299
Novatek Microelectronics Corp.	146,000	517,313
Realtek Semiconductor Corp.	45,000	148,518
Silicon Motion Technology Corp. (ADR)	1,010	52,308
Taiwan Semiconductor Manufacturing Co., Ltd.	49,000	288,029
Vanguard International Semiconductor Corp.	32,000	60,120
Win Semiconductors Corp.	39,828	117,100

		1,374,687

Technology Hardware, Storage & Peripherals – 3.5%
Lite-On Technology Corp.	94,068	135,997
Samsung Electronics Co., Ltd.	300	437,029
Samsung Electronics Co., Ltd. (Preference Shares)	150	176,220
Transcend Information, Inc.	149,000	435,679
Wistron Corp.	234,170	174,658

		1,359,583

		4,215,907

Energy – 7.4%
Oil, Gas & Consumable Fuels – 7.4%
China Petroleum & Chemical Corp. – Class H	486,000	358,794
Cosan SA Industria e Comercio	16,100	186,686
LUKOIL PJSC (London) (Sponsored ADR)(c)	16,360	797,223
MOL Hungarian Oil & Gas PLC	6,470	400,833
Petroleo Brasileiro SA(a)	33,800	157,352
Petronet LNG Ltd.	32,820	170,096
PTT PCL (NVDR)	12,200	120,058
Tatneft PJSC (Sponsored ADR)	11,880	366,283
YPF SA (Sponsored ADR)	18,710	340,896

		2,898,221

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 7.0%
Banks – 5.2%
Banco Macro SA (ADR)	690	$53,993
Bangkok Bank PCL (NVDR)	23,100	108,746
Bank of China Ltd. – Class H	360,000	166,249
China Construction Bank Corp. – Class H	349,000	262,113
Credicorp Ltd.	840	127,865
Industrial & Commercial Bank of China Ltd. – Class H	268,000	170,092
Itausa – Investimentos Itau SA (Preference Shares)	145,599	373,382
Kasikornbank PCL (NVDR)	10,000	54,297
KB Financial Group, Inc.	7,260	249,707
OTP Bank PLC	11,020	289,514
Shinhan Financial Group Co., Ltd.	4,640	169,938

		2,025,896

Capital Markets – 0.7%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	29,600	152,999
China Everbright Ltd.	48,000	98,994

		251,993

Consumer Finance – 0.7%
Samsung Card Co., Ltd.	5,890	269,066

Diversified Financial Services – 0.3%
Haci Omer Sabanci Holding AS	17,920	55,439
Remgro Ltd.	4,420	73,963

		129,402

Insurance – 0.1%
Dongbu Insurance Co., Ltd.	670	41,654

		2,718,011

Utilities – 5.6%
Electric Utilities – 3.4%
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	78,500	576,171
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	8,000	162,354
Equatorial Energia SA	11,400	176,390
Korea Electric Power Corp.	3,400	166,553
Transmissora Alianca de Energia Eletrica SA	41,500	267,722

		1,349,190

Independent Power and Renewable Electricity Producers – 1.1%
Huadian Power International Corp., Ltd. – Class H	774,000	349,357
Huaneng Power International, Inc. – Class H	112,000	70,641

		419,998

14	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo	6,200	$57,555
Cia de Saneamento de Minas Gerais-COPASA	35,500	356,840

		414,395

		2,183,583

Consumer Discretionary – 4.9%
Automobiles – 1.3%
Dongfeng Motor Group Co., Ltd. – Class H	302,000	304,552
Kia Motors Corp.	5,330	204,788

		509,340

Diversified Consumer Services – 0.9%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	2,650	122,854
TAL Education Group (ADR)(a)	3,150	223,146

		346,000

Hotels, Restaurants & Leisure – 0.5%
Gourmet Master Co., Ltd.	10,450	104,224
Yum! Brands, Inc.	950	86,270

		190,494

Media – 0.3%
Surya Citra Media Tbk PT	617,000	132,795

Multiline Retail – 0.5%
Lojas Renner SA	25,500	191,869

Textiles, Apparel & Luxury Goods – 1.4%
Luthai Textile Co., Ltd. – Class B	162,886	208,572
Pou Chen Corp.	30,000	42,389
Yue Yuen Industrial Holdings Ltd.	67,000	276,900

		527,861

		1,898,359

Consumer Staples – 3.3%
Beverages – 0.4%
Thai Beverage PCL	220,700	157,206

Food Products – 2.4%
Cosumar	1,160	24,357
Mead Johnson Nutrition Co. – Class A	1,810	143,008
Uni-President Enterprises Corp.	130,000	244,597
WH Group Ltd.(b)	638,000	515,659

		927,621

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.5%
British American Tobacco PLC	1,400	$89,287
Gudang Garam Tbk PT	13,000	61,859
KT&G Corp.	510	58,078

		209,224

		1,294,051

Materials – 3.2%
Chemicals – 1.4%
Formosa Chemicals & Fibre Corp.	20,000	53,967
Hyosung Corp.	2,580	306,544
PTT Global Chemical PCL (NVDR)	84,800	144,532
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	94,000	47,736

		552,779

Construction Materials – 0.3%
China National Materials Co., Ltd. – Class H	429,000	99,933

Metals & Mining – 0.4%
AngloGold Ashanti Ltd.(a)	3,390	54,180
Novolipetsk Steel PJSC (GDR)(b)	6,640	86,309

		140,489

Paper & Forest Products – 1.1%
Lee & Man Paper Manufacturing Ltd.	220,000	200,972
Sappi Ltd.(a)	47,050	243,436

		444,408

		1,237,609

Industrials – 2.4%
Airlines – 0.7%
Air Arabia PJSC	760,370	281,254

Commercial Services & Supplies – 0.1%
Cleanaway Co., Ltd.	9,000	49,774

Construction & Engineering – 0.5%
China Machinery Engineering Corp. – Class H	141,000	83,307
Hyundai Engineering & Construction Co., Ltd.	3,030	109,042

		192,349

Industrial Conglomerates – 0.8%
Far Eastern New Century Corp.	156,000	117,039
Jardine Strategic Holdings Ltd.	5,300	173,731

		290,770

Transportation Infrastructure – 0.3%
Jiangsu Expressway Co., Ltd. – Class H	92,000	127,672

		941,819

16	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Telecommunication Services – 2.0%
Diversified Telecommunication Services – 1.7%
China Communications Services Corp. Ltd. – Class H		70,000	$43,937
China Telecom Corp., Ltd. – Class H		184,000	93,870
Chunghwa Telecom Co., Ltd.		55,000	193,971
Emirates Telecommunications Group Co. PJSC		15,870	86,370
KT Corp. (Sponsored ADR)(c)		13,030	209,132
Telekomunikasi Indonesia Persero Tbk PT		87,500	29,136

			656,416

Wireless Telecommunication Services – 0.3%
China Mobile Ltd.		11,000	135,128

			791,544

Real Estate – 1.1%
Real Estate Management & Development – 1.1%
Aldar Properties PJSC		358,220	260,080
Kaisa Group Holdings Ltd.(a)(d)(e)		223,000	40,538
Pruksa Real Estate PCL (NVDR)		91,200	63,443
Wharf Holdings Ltd. (The)		9,000	66,029

			430,090

Health Care – 0.7%
Health Care Equipment & Supplies – 0.4%
St Shine Optical Co., Ltd.		7,200	168,184

Health Care Providers & Services – 0.3%
Odontoprev SA		13,700	54,469
Qualicorp SA		8,200	48,361

			102,830

			271,014

Total Common Stocks (cost $17,974,211)			18,880,208

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 14.0%
Angola – 0.5%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(b)	U.S.$	188	189,375

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Argentina – 1.2%
Argentine Republic Government International Bond Series NY
2.50%, 12/31/38(f)	U.S.$	309	$220,935
7.50%, 4/22/26(b)		150	169,200
8.28%, 12/31/33		50	58,044

			448,179

Brazil – 1.0%
Brazilian Government International Bond
4.25%, 1/07/25		200	199,500
5.00%, 1/27/45		200	181,500

			381,000

Costa Rica – 0.6%
Costa Rica Government International Bond 7.00%, 4/04/44(b)		200	213,500

Dominican Republic – 0.6%
Dominican Republic International Bond 5.875%, 4/18/24(b)		225	244,687

Ecuador – 0.5%
Ecuador Government International Bond 10.75%, 3/28/22(b)		200	204,500

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 1/18/27(b)		93	93,465

Gabon – 0.5%
Gabon Government International Bond 6.375%, 12/12/24(b)		200	182,950

Ghana – 0.6%
Ghana Government International Bond 9.25%, 9/15/22(b)		220	225,225

Iraq – 0.5%
Iraq International Bond 5.80%, 1/15/28(b)		250	203,688

Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.75%, 12/31/32(b)		242	237,381

Jamaica – 0.3%
Jamaica Government International Bond 8.00%, 3/15/39		108	129,060

18	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lebanon – 0.3%
Lebanon Government International Bond Series E
6.10%, 10/04/22(b)	U.S.$	40	$39,408
8.25%, 4/12/21(b)		78	84,508

			123,916

Paraguay – 0.5%
Paraguay Government International Bond 4.625%, 1/25/23(b)		200	212,000

Russia – 1.4%
Russian Foreign Bond – Eurobond
4.875%, 9/16/23(b)		200	219,900
5.00%, 4/29/20(b)		100	107,858
5.625%, 4/04/42(b)		200	230,950

			558,708

Serbia – 0.6%
Serbia International Bond 7.25%, 9/28/21(b)		205	238,628

Sri Lanka – 0.7%
Sri Lanka Government International Bond 6.00%, 1/14/19(b)		281	289,993

Turkey – 2.0%
Turkey Government International Bond
3.25%, 3/23/23		230	216,121
7.00%, 6/05/20		95	105,118
7.375%, 2/05/25		396	468,169

			789,408

Ukraine – 0.5%
Ukraine Government International Bond 7.75%, 9/01/19(b)		179	176,718

United Republic of Tanzania – 0.4%
Tanzania Government International Bond 7.25% (LIBOR 6 Month + 6.00%), 3/09/20(b)(g)		156	161,778

Venezuela – 0.5%
Venezuela Government International Bond
7.00%, 3/31/38(b)		107	49,381
7.75%, 10/13/19(b)		207	127,201

			176,582

Total Emerging Markets – Sovereigns (cost $5,308,626)			5,480,741

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 7.2%
Colombia – 0.7%
Colombian TES Series B
6.00%, 4/28/28	COP	302,500	$96,030
7.00%, 5/04/22		7,300	2,574
10.00%, 7/24/24		454,000	187,160

			285,764

Hungary – 0.4%
Hungary Government Bond Series 25/B 5.50%, 6/24/25	HUF	36,000	159,324

Indonesia – 1.1%
Indonesia Treasury Bond Series FR56
8.375%, 9/15/26	IDR	783,000	65,185
Series FR70 8.375%, 3/15/24		4,414,000	365,776

			430,961

Mexico – 0.6%
Mexican Bonos Series M 10 8.50%, 12/13/18	MXN	3,960	216,635

Peru – 0.9%
Peruvian Government Bond
6.35%, 8/12/28	PEN	720	212,511
6.95%, 8/12/31		386	124,061

			336,572

Poland – 0.7%
Poland Government Bond Series 0725 3.25%, 7/25/25	PLN	996	268,671

Russia – 1.4%
Russian Federal Bond – OFZ
Series 6212 7.05%, 1/19/28	RUB	25,968	383,974
Series 6215 7.00%, 8/16/23		11,139	166,921

			550,895

South Africa – 0.8%
South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	3,935	321,556

20	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thailand – 0.6%
Thailand Government Bond 3.625%, 6/16/23	THB	7,899	$251,941

Total Governments – Treasuries (cost $2,663,963)			2,822,319

GOVERNMENTS – SOVEREIGN BONDS – 6.8%
Chile – 0.4%
Chile Government International Bond 2.25%, 10/30/22	U.S.$	162	164,025

Croatia – 0.6%
Croatia Government International Bond 6.00%, 1/26/24(b)		200	230,000

Hungary – 0.5%
Hungary Government International Bond 5.75%, 11/22/23		146	171,915

Indonesia – 1.7%
Indonesia Government International Bond 3.375%, 4/15/23(b)		644	663,549

Kazakhstan – 0.5%
Kazakhstan Government International Bond 4.875%, 10/14/44(b)		200	208,500

Mexico – 1.3%
Mexico Government International Bond
4.00%, 10/02/23		72	76,932
4.125%, 1/21/26		286	307,593
4.75%, 3/08/44		98	101,552

			486,077

Oman – 0.5%
Oman Government International Bond 3.625%, 6/15/21(b)		200	201,900

Panama – 0.6%
Panama Government International Bond 4.00%, 9/22/24		200	218,750

Peru – 0.2%
Peruvian Government International Bond 4.125%, 8/25/27		78	89,115

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Poland – 0.4%
Poland Government International Bond
4.00%, 1/22/24	U.S.$	61	$67,405
5.00%, 3/23/22		87	99,220

			166,625

Uruguay – 0.1%
Uruguay Government International Bond 5.10%, 6/18/50		43	44,613

Total Governments – Sovereign Bonds (cost $2,468,049)			2,645,069

QUASI-SOVEREIGNS – 5.3%
Quasi-Sovereign Bonds – 5.3%
Chile – 0.5%
Empresa Nacional del Petroleo 3.75%, 8/05/26(b)		200	202,500

Hungary – 0.6%
Magyar Export-Import Bank Zrt 4.00%, 1/30/20(b)		200	208,500

Mexico – 1.3%
Petroleos Mexicanos
3.50%, 1/30/23		274	258,519
4.25%, 1/15/25		48	46,315
5.50%, 6/27/44		191	165,578
5.625%, 1/23/46		44	38,381

			508,793

Mongolia – 0.5%
Trade & Development Bank of Mongolia LLC 9.375%, 5/19/20(b)		200	197,165

South Africa – 0.5%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(b)		200	205,436

Turkey – 0.6%
Export Credit Bank of Turkey 5.375%, 11/04/16(b)		224	224,466

Venezuela – 1.3%
Petroleos de Venezuela SA
6.00%, 5/16/24-11/15/26(b)		940	394,585
8.50%, 11/02/17(b)		65	55,917
Series 2016 5.125%, 10/28/16		52	50,440

			500,942

Total Quasi-Sovereigns (cost $1,979,182)			2,047,802

22	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 5.0%
Argentina – 0.4%
Argentine Bonos del Tesoro 21.20%, 9/19/18	ARS	1,230	$81,482
Argentine Republic Government International Bond 18.20%, 10/03/21		1,326	86,415

			167,897

Brazil – 3.3%
Brazil Notas do Tesouro Nacional
Series B 6.00%, 8/15/22-8/15/50	BRL	217	199,974
Series F 10.00%, 1/01/21-1/01/27		3,779	1,077,077

			1,277,051

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(h)	DOP	7,100	181,515

Sri Lanka – 0.2%
Sri Lanka Government Bonds Series A
10.75%, 3/01/21	LKR	6,000	40,604
11.50%, 8/01/26		6,000	41,124

			81,728

Turkey – 0.6%
Turkey Government Bond 8.00%, 3/12/25	TRY	830	253,302

Total Emerging Markets – Treasuries (cost $1,811,178)			1,961,493

GOVERNMENTS – SOVEREIGN AGENCIES – 2.3%
Brazil – 0.6%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(b)(i)	U.S.$	200	172,000
Petrobras Global Finance BV
6.85%, 6/05/15		23	19,458
8.75%, 5/23/26		52	57,460

			248,918

Colombia – 0.6%
Ecopetrol SA 5.875%, 9/18/23		200	215,750

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.5%
Perusahaan Penerbit SBSN Indonesia III 4.35%, 9/10/24(b)	U.S.$	200	$215,500

Morocco – 0.6%
OCP SA 5.625%, 4/25/24(b)		200	217,220

Total Governments – Sovereign Agencies (cost $911,182)			897,388

EMERGING MARKETS – CORPORATE BONDS – 1.6%
Industrial – 1.6%
Basic – 0.2%
Samarco Mineracao SA 4.125%, 11/01/22(b)		225	76,433

Capital Goods – 0.2%
Odebrecht Finance Ltd. 7.125%, 6/26/42(b)		200	80,000

Consumer Non-Cyclical – 1.2%
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		200	204,900
Minerva Luxembourg SA 6.50%, 9/20/26(b)		200	196,750
Tonon Luxembourg SA 7.25%, 1/24/20(a)(e)(j)(k)		285	54,144
Virgolino de Oliveira Finance SA 11.75%, 2/09/22(a)(h)(k)		202	10,857

			466,651

			623,084

Non Corporate Sectors – 0.0%
Agencies – Not Government Guaranteed – 0.0%
Petrobras Global Finance BV		11	11,907

Total Emerging Markets – Corporate Bonds (cost $987,480)			634,991

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.8%
Argentina – 0.8%
Provincia de Buenos Aires/Argentina(b)		150	154,875
Provincia de Cordoba(b)		150	157,500

Total Local Governments – Regional Bonds (cost $300,000)			312,375

24	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.6%
Funds and Investment Trusts – 0.6%
VFMVN30 ETF Fund(a) (cost $205,325)		492,810	$240,409

		Principal Amount (000)
CORPORATES – INVESTMENT GRADE – 0.5%
Industrial – 0.5%
Transportation – Services – 0.5%
Mexico City Airport Trust 4.25%, 10/31/26(b) (cost $198,019)	U.S.$	200	200,500

		Shares
SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 5.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.28%(l)(m) (cost $2,319,283)		2,319,283	2,319,283

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman
(0.551)%, 10/03/16	EUR	1	906
0.005%, 10/03/16	HKD	91	11,684
0.01%, 10/03/16	SGD	2	1,168
0.05%, 10/03/16	CAD	1	590
0.05%, 10/03/16	GBP	3	3,678
0.084%, 10/03/16	NOK	2	215
0.319%, 10/03/16	AUD	1	1,147
5.68%, 10/03/16	ZAR	29	2,096
Sumitomo, Tokyo (0.39)%, 10/03/16	JPY	4,227	41,686

Total Time Deposits (cost $63,589)			63,170

Governments – Treasuries – 0.1%
Nigeria – 0.1%
Nigeria Treasury Bill, 0.01% (cost $41,650)	NGN	15,193	41,456

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	25

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Governments – Sovereign Agencies – 0.1%
Argentina – 0.1%
Letras del Banco Central de la Republica Argentina Zero Coupon, 11/23/16-12/14/16 (cost $23,482)	ARS	356	$22,187

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $37,255,219)			38,569,391

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.28%(l)(m) (cost $155,550)		155,550	155,550

Total Investments – 99.2% (cost $37,410,769)			38,724,941
Other assets less liabilities – 0.8%			294,090

Net Assets – 100.0%			$39,019,031

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Futures	57	October 2016	$540,930	$545,478	$4,548
H-shares Index Futures	9	October 2016	566,126	563,722	(2,404)
Mini MSCI Emerging Markets Index Futures	111	December 2016	5,148,360	5,090,479	(57,881)
U.S. T-Note 10 Yr (CBT) Futures	5	December 2016	652,109	655,625	3,516
U.S. T-Note 5 Yr (CBT) Futures	5	December 2016	607,688	607,578	(110)

					$(52,331)

26	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver) (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	8	ARS	143	1/26/17	$581
BNP Paribas SA	USD	8	ARS	144	1/31/17	612
BNP Paribas SA	USD	8	ARS	144	2/03/17	650
BNP Paribas SA	USD	33	ARS	581	2/13/17	2,504
BNP Paribas SA	USD	25	ARS	441	2/16/17	1,992
BNP Paribas SA	USD	17	ARS	295	2/17/17	1,404
BNP Paribas SA	USD	50	ARS	896	2/21/17	4,719
BNP Paribas SA	USD	8	ARS	151	2/23/17	879
BNP Paribas SA	USD	16	ARS	290	2/24/17	1,764
BNP Paribas SA	USD	9	ARS	160	2/27/17	1,106
BNP Paribas SA	USD	5	ARS	85	2/28/17	619
BNP Paribas SA	USD	5	ARS	86	3/01/17	685
BNP Paribas SA	USD	5	ARS	97	3/02/17	903
BNP Paribas SA	USD	364	IDR	4,802,352	12/15/16	1,259
Brown Brothers Harriman & Co.	CZK	6,149	USD	257	12/15/16	485
Brown Brothers Harriman & Co.	USD	257	CZK	6,149	12/15/16	(241)
Brown Brothers Harriman & Co.	GBP	64	USD	85	12/15/16	2,137
Brown Brothers Harriman & Co.	MXN	11,008	USD	570	12/15/16	7,341
Brown Brothers Harriman & Co.	USD	170	MXN	3,340	12/15/16	641
Brown Brothers Harriman & Co.	TRY	679	USD	225	12/15/16	2,467
Citibank, NA	EUR	448	USD	507	12/15/16	1,889
Citibank, NA	HUF	222,863	USD	816	12/15/16	2,906
Deutsche Bank AG	BRL	1,909	USD	571	11/03/16	(11,331)
Royal Bank of Scotland PLC	USD	364	RUB	24,062	12/15/16	12,434
Standard Chartered Bank	USD	464	INR	31,202	12/15/16	(69)

						$38,336

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC Russian Federation, 7.50% 3/31/30, 12/20/21*	1.00%	2.17%	$160	$(9,068)	$(8,617)	$(451)
Citibank, NA CDX-EM Series 26 5 Year Index, 12/20/21*	1.00	2.35	1,410	(89,804)	(90,521)	717

				$(98,872)	$(99,138)	$266

*	Termination date

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	27

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse International JPMorgan EM Local Currency Bond ETF	82,683	LIBOR Plus 10.00%	$1,554	12/15/16	$23,240
JPMorgan Chase Bank, NA
JPMorgan $ Emerging Markets Bond Fund	4,632	LIBOR Plus 0.75%	2,400	10/20/16	26,426
JPMorgan $ Emerging Markets Bond Fund	2,123	LIBOR Plus 0.75%	1,100	10/20/16	12,112

					$61,778

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International MSCI Emerging Markets ETF	$24.30	$145	$(9,237)	$0	$(9,237)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $9,163,757 or 23.5% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2016.

(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.50% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Dominican Republic International Bond 16.00%, 7/10/20	9/11/12	$202,677	$181,515	0.47%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/12/13	172,628	10,857	0.03%

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2016.

(k)	Defaulted.

28	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY– Japanese Yen

LKR – Sri Lankan Rupee

MXN – Mexican Peso

NGN – Nigerian Naira

NOK – Norweigan Krone

PEN – Peruvian Sol

PLN – Polish Zloty

RUB – Russian Ruble

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2016 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $34,935,936)	$36,250,108 (a)
Affiliated issuers (cost $2,474,833—including investment of cash collateral for securities loaned of $155,550)	2,474,833
Cash collateral due from broker	301,699
Foreign currencies, at value (cost $147,958)	147,244
Receivable for investment securities sold and foreign currency transactions	526,241
Receivable for variation margin on exchange-traded derivatives	418,886
Dividends and interest receivable	301,798
Receivable for capital stock sold	112,353
Receivable for newly entered credit default swaps	90,663
Unrealized appreciation of total return swaps	61,778
Unrealized appreciation on forward currency exchange contracts	49,977
Receivable from Adviser	3,984
Unrealized appreciation on credit default swaps	717

Total assets	40,740,281

Liabilities
Payable for investment securities purchased and foreign currency transactions	897,983
Payable for variation margin on exchange-traded derivatives	370,847
Payable for collateral received on securities loaned	155,550
Due to Custodian	106,398
Upfront premiums received on credit default swaps	99,138
Payable for capital stock redeemed	17,691
Unrealized depreciation on forward currency exchange contracts	11,641
Payable for terminated total return and variance swaps	9,146
Unrealized depreciation on variance swaps	9,237
Payable for newly entered credit default and total return swaps	2,278
Transfer Agent fee payable	2,075
Distribution fee payable	1,225
Unrealized depreciation on credit default swaps	451
Accrued expenses and other liabilities	37,590

Total liabilities	1,721,250

Net Assets	$39,019,031

Composition of Net Assets
Capital stock, at par	$428
Additional paid-in capital	41,485,790
Distributions in excess of net investment income	(40,189)
Accumulated net realized loss on investment and foreign currency transactions	(3,778,700)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,351,702

$39,019,031

30	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,199,514	460,825	$9.11	*

C	$357,539	39,301	$9.10

Advisor	$17,595,948	1,926,287	$9.13

R	$158,987	17,498	$9.09

K	$300,317	33,071	$9.08

I	$16,406,726	1,807,468	$9.08

(a)	Includes securities on loan with a value of $149,787 (See Note E).

*	The maximum offering price per share for Class A shares was $9.51, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2016 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $6,384)	$528,481
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $52,705)	386,057
Affiliated issuers	3,395
Securities lending income	2	$917,935

Expenses
Advisory fee (see Note B)	173,424
Distribution fee—Class A	3,012
Distribution fee—Class C	1,072
Distribution fee—Class R	39
Distribution fee—Class K	346
Transfer agency—Class A	1,351
Transfer agency—Class C	124
Transfer agency—Advisor Class	8,702
Transfer agency—Class R	5
Transfer agency—Class K	224
Transfer agency—Class I	1,595
Custodian	68,867
Registration fees	43,103
Audit and tax	40,625
Administrative	32,376
Legal	20,922
Printing	13,350
Directors’ fees	11,785
Miscellaneous	39,621

Total expenses	460,543
Less: expenses waived and reimbursed by the Adviser (see Note B)	(222,642)

Net expenses		237,901

Net investment income		680,034

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		102,119 (a)
Swaps		250,924
Futures		354,426
Foreign currency transactions		71,951
Net change in unrealized appreciation/depreciation on:
Investments		1,147,520 (b)
Swaps		(198,933)
Futures		(73,965)
Foreign currency denominated assets and liabilities		(22,572)

Net gain on investment and foreign currency transactions		1,631,470

Net Increase in Net Assets from Operations		$2,311,504

(a)	Includes foreign capital gains taxes of $371.

(b)	Includes decrease in accrued foreign capital gains taxes of $261.

See	notes to financial statements.

32	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (unaudited)		Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$680,034		$1,031,049
Net realized gain (loss) on investment and foreign currency transactions	779,420		(972,004)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	852,050		(292,757)

Net increase (decrease) in net assets from operations	2,311,504		(233,712)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(46,106)		(18,193)
Class C	(3,284)		(1,631)
Advisor Class	(252,959)		(338,505)
Class R	(193)		(193)
Class K	(4,291)		(4,151)
Class I	(273,365)		(399,784)
Tax return of capital
Class A	– 0	–	(8,618)
Class C	– 0	–	(772)
Advisor Class	– 0	–	(160,317)
Class R	– 0	–	(91)
Class K	– 0	–	(1,966)
Class I	– 0	–	(189,339)
Capital Stock Transactions
Net increase	2,416,274		3,618,681

Total increase	4,147,580		2,261,409
Net Assets
Beginning of period	34,871,451		32,610,042

End of period (including distributions in excess of net investment income of $(40,189) and $(140,025), respectively)	$39,019,031		$34,871,451

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. Prior to January 20, 2015, the Fund was known as AllianceBernstein Emerging Markets Multi-Asset Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Company is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

34	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	35

Notes to Financial Statements

value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash

36	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non–agency rated investments are classified as Level 3. In addition, non–agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non–U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2016:

Investments in Securities	Level 1		Level 2	Level 3			Total
Assets:
Common Stocks:
Information Technology	$387,049		$3,828,858	$	– 0	–	$4,215,907
Energy	1,482,157		1,416,064		– 0	–	2,898,221
Financials	708,239		2,009,772		– 0	–	2,718,011
Utilities	1,597,032		586,551		– 0	–	2,183,583
Consumer Discretionary	624,138		1,274,221		– 0	–	1,898,359
Consumer Staples	167,365		1,126,686		– 0	–	1,294,051
Materials	243,436		994,173		– 0	–	1,237,609
Industrials	– 0	–	941,819		– 0	–	941,819
Telecommunication Services	209,132		582,412		– 0	–	791,544
Real Estate	– 0	–	389,552		40,538		430,090
Health Care	102,830		168,184		– 0	–	271,014

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	37

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Emerging Markets – Sovereigns	$	– 0	–	$5,480,741		$	– 0	–	$5,480,741
Governments – Treasuries		– 0	–	2,822,319			– 0	–	2,822,319
Governments – Sovereign Bonds		– 0	–	2,645,069			– 0	–	2,645,069
Quasi–Sovereigns		– 0	–	2,047,802			– 0	–	2,047,802
Emerging Markets – Treasuries		– 0	–	1,961,493			– 0	–	1,961,493
Governments – Sovereign Agencies		– 0	–	897,388			– 0	–	897,388
Emerging Markets – Corporate Bonds		– 0	–	580,847			54,144		634,991
Local Governments – Regional Bonds		– 0	–	312,375			– 0	–	312,375
Investment Companies		– 0	–	240,409			– 0	–	240,409
Corporates – Investment Grade		– 0	–	200,500			– 0	–	200,500
Short–Term Investments:
Investment Companies		2,319,283		– 0	–		– 0	–	2,319,283
Time Deposits		– 0	–	63,170			– 0	–	63,170
Governments – Treasuries		– 0	–	– 0	–		41,456		41,456
Governments – Sovereign Agencies		– 0	–	22,187			– 0	–	22,187
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		155,550		– 0	–		– 0	–	155,550

Total Investments in Securities		7,996,211		30,592,592+			136,138		38,724,941
Other Financial Instruments*:
Assets
Futures		3,516		4,548			– 0	–	8,064 †
Forward Currency Exchange Contracts		– 0	–	49,977			– 0	–	49,977
Credit Default Swaps		– 0	–	717			– 0	–	717
Total Return Swaps		– 0	–	61,778			– 0	–	61,778
Liabilities
Futures		(110)		(60,285)			– 0	–	(60,395)†
Forward Currency Exchange Contracts		– 0	–	(11,641)			– 0	–	(11,641)
Credit Default Swaps		– 0	–	(451)			– 0	–	(451)
Variance Swaps		– 0	–	(9,237)			– 0	–	(9,237)

Total^		$7,999,617		$30,627,998			$136,138		$38,763,753

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

38	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Emerging Markets - Treasuries			Emerging Markets - Corporate Bonds		Governments - Treasuries			Totals
Balance as of 3/31/16	$22,423			$187,776		$39,896		$	– 0	–	$250,095
Accrued discounts/ (premiums)	– 0	–		(1,801)		– 0	–		999		(802)
Realized gain (loss)	– 0	–		– 0	–	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	18,115			(4,459)		14,248			(194)		27,710
Purchases	– 0	–		– 0	–	– 0	–		40,651		40,651
Sales	– 0	–		– 0	–	– 0	–		– 0	–	– 0	–
Reclassification	– 0	–		– 0	–	– 0	–		– 0	–	– 0	–
Transfers into Level 3	– 0	–		– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(181,516)		– 0	–		– 0	–	(181,516)

Balance as of 9/30/16	$40,538		$	– 0	–	$54,144			$41,456		$136,138

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16**	$18,115		$	– 0	–	$14,248			$(194)		$32,169

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	39

Notes to Financial Statements

meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

40	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“the Expense Caps”) to 1.60%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. The Expense Caps may not be terminated before July 31, 2017. For the six months ended September 30, 2016, such waiver/reimbursement amounted to $188,744.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	41

Notes to Financial Statements

Prior to July 31, 2015, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65% of daily average net assets for Class A shares.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2016, Adviser voluntarily agreed to waive such fees in the amount of $32,376.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $9,022 for the six months ended September 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $188 from the sale of Class A shares and received $1 and $24 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the six months ended September 30, 2016.

The AB Fixed-Income Shares, Inc. – Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has had a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. Portfolio’s effective management fee. For the six months ended September 30, 2016 such waiver amounted to $1,466. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended September 30, 2016 is as follows:

Market Value March 31, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2016 (000)	Dividend Income (000)
$ 4,798	$11,835	$14,314	$2,319	$3

42	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended September 30, 2016 amounted to $26,551, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective July 31, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,285 and $104 for Class C and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2016, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,316,517		$18,330,183
U.S. government securities	– 0	–	249,090

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	43

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, futures and swaps) are as follows:

Gross unrealized appreciation	$2,603,759
Gross unrealized depreciation	(1,289,587)

Net unrealized appreciation	$1,314,172

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2016, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the

44	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	45

Notes to Financial Statements

the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

During the six months ended September 30, 2016, the Fund held purchased options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities,

46	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of asset and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	47

Notes to Financial Statements

issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2016, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made

48	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended September 30, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2016, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	49

Notes to Financial Statements

one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended September 30, 2016 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on exchange-traded derivatives	$3,516	*	Payable for variation margin on exchange-traded derivatives	$110	*

Interest rate contracts	Unrealized appreciation on total return swaps	61,778

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	49,977		Unrealized depreciation on forward currency exchange contracts	11,641

Credit contracts	Unrealized appreciation on credit default swaps	717		Unrealized depreciation on credit default swaps	451

50	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts				Unrealized depreciation on variance swaps	$9,237

Equity contracts	Receivable for variation margin on exchange-traded derivatives	$4,548	*	Payable for variation margin on exchange-traded derivatives	60,285	*

Total		$120,536			$81,724

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded derivatives as reported as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$18,258	$2,515

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	156,644	61,778

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,954)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	49,594	(14,438)

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	51

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$190,041	$(75,422)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(95,761)	(185,289)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	336,168	(76,480)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(32,170)	– 0	–

Total		$619,820	$(287,336)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2016:

Credit Default Swaps:
Average notional amount on buy contracts	$535,333	(a)
Average notional amount on sale contracts	$1,594,571
Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$2,858,812
Average principal amount on sale contracts	$3,352,412
Futures:
Average notional amount on buy contracts	$5,008,141
Purchased Options:
Average monthly cost	$32,452	(b)
Total Return Swaps:
Average notional amount	$3,792,657
Variance Swaps:
Average notional amount	$27,012

(a)	Positions were open for five months during the year.
(b)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

52	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$418,886		$(370,847)		$	– 0	–	$	– 0	–		$48,039

Total	$418,886		$(370,847)		$	– 0	–	$	– 0	–		$48,039

OTC Derivatives:
BNP Paribas SA	$19,677	$	– 0	–	$	– 0	–	$	– 0	–		$19,677
Brown Brothers Harriman & Co.	13,071		(241)			– 0	–		– 0	–		12,830
Citibank, NA	4,795		(4,795)			– 0	–		– 0	–		– 0	–
Credit Suisse International	23,240		– 0	–		– 0	–		– 0	–		23,240
JPMorgan Chase Bank, NA	38,538		– 0	–		– 0	–		– 0	–		38,538
Royal Bank of Scotland PLC	12,434		– 0	–		– 0	–		– 0	–		12,434

Total	$111,755		$(5,036)		$	– 0	–	$	– 0	–		$106,719	^

Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$370,847		$(370,847)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$370,847		$(370,847)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$9,068	$	– 0	–	$	– 0	–	$	– 0	–		$9,068
Brown Brothers Harriman & Co.	241		(241)			– 0	–		– 0	–		– 0	–
Citibank, NA	89,804		(4,795)			– 0	–		– 0	–		85,009
Deutsche Bank AG	11,331		– 0	–		– 0	–		– 0	–		11,331
Goldman Sachs Bank USA / Goldman Sachs International	9,237		– 0	–		– 0	–		– 0	–		9,237
Standard Charter Bank	69		– 0	–		– 0	–		– 0	–		69

Total	$119,750		$(5,036)		$	– 0	–	$	– 0	–		$114,714	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange

AB EMERGING MARKETS MULTI–ASSET PORTFOLIO •	53

Notes to Financial Statements

contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 20, 2016, such cash collateral received was invested in AB Exchange Reserves. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At September 30, 2016, the Fund had securities on loan with a value of $149,787 and had received cash collateral which has been invested into Government Money Market Portfolio of $155,550. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0, $2, and $98 from the borrowers, AB Exchange Reserves and Government Money Market Portfolio, respectively, for the six months ended September 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of management fee assessed by the Government Money Market Portfolio. For the six months ended September 30, 2016, such waiver amounted to $56. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the period April 1, 2016 to June 14, 2016 is as follows:

Market Value March 31, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 14, 2016 (000)			Dividend Income (000)
$ 35	$61	$96	$	– 0	–	$	– 0	–*

*	Amount is less than $500.

54	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 27, 2016 to September 30, 2016 is as follows:

Market Value June 27, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2016 (000)	Dividend Income (000)
$ – 0 –	$756	$600	$156	$	– 0	–*

*	Amount is less than $500.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31, 2016		Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31, 2016

Class A
Shares sold	320,274	138,944		$2,876,718		$1,167,394

Shares issued in reinvestment of dividends	4,716	2,781		41,077		23,359

Shares redeemed	(55,306)	(21,100)		(480,947)		(179,787)

Net increase	269,684	120,625		$2,436,848		$1,010,966

Class C
Shares sold	28,371	2,408		$252,061		$20,250

Shares issued in reinvestment of dividends	270	258		2,335		2,172

Shares redeemed	(361)	(2,620)		(3,051)		(21,453)

Net increase	28,280	46		$251,345		$969

Advisor Class
Shares sold	482,344	977,399		$4,331,942		$8,297,142

Shares issued in reinvestment of dividends	25,238	48,040		218,825		407,168

Shares redeemed	(621,891)	(741,133)		(5,184,394)		(6,307,457)

Net increase (decrease)	(114,309)	284,306		$(633,627)		$2,396,853

Class R
Shares sold	16,491	– 0	–	$148,504	$	– 0	–

Shares issued in reinvestment of dividends	7	– 0	–	62		– 0	–

Net increase	16,498	– 0	–	$148,566	$	– 0	–

AB EMERGING MARKETS MULTI–ASSET PORTFOLIO •	55

Notes to Financial Statements

	Shares			Amount
	Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31, 2016		Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31, 2016
Class K
Shares sold	10,241	23,142		$89,196		$205,610

Shares issued in reinvestment of dividends	483	702		4,156		5,815

Shares redeemed	(2,460)	(185)		(21,001)		(1,532)

Net increase	8,264	23,659		$72,351		$209,893

Class I
Shares sold	16,803	– 0	–	$150,406	$	– 0	–

Shares issued in reinvestment of dividends	136	– 0	–	1,201		– 0	–

Shares redeemed	(1,206)	– 0	–	(10,816)		– 0	–

Net increase	15,733	– 0	–	$140,791	$	– 0	–

At September 30, 2016 the Adviser owned approximately 42% of the Fund’s outstanding shares.

NOTE G

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

56	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	57

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2017 will be determined at the end of the current fiscal year.

58	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

The tax character of distributions paid during the fiscal years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$762,458	$1,490,715
Tax Return of Capital	361,102	– 0	–

Total taxable distributions paid	$1,123,560	$1,490,715

As of March 31, 2016 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Accumulated capital and other losses		(4,185,349	)(a)
Unrealized appreciation/(depreciation)		55,339	(b)
Total accumulated earnings/(deficit)		$(4,130,010	)(c)

(a)

On March 31, 2016, the Fund had a qualified late-year ordinary loss deferral of $4,422. These losses are deemed to arise on April 1, 2016. On March 31, 2016, the Fund had a net capital loss carryforward of $4,180,927.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Passive Foreign Investment Companies (PFICs).

(c)

The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the amortization of offering costs and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2016 the Fund had a net short-term capital loss carryforward of $4,029,604 and net long-term capital loss carryforward of 151,323 which may be carried forward for an indefinite period.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (“ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	59

Notes to Financial Statements

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

60	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31,	August 31, 2011(a) to March 31, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 8.59	$ 8.99	$ 9.20	$ 10.05	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.27	.28	.27	.15	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.37)	(.10)	(.96)	(.07)	.02

Net increase (decrease) in net asset value from operations	.66	(.10)	.18	(.69)	.08	.13

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.20)	(.39)	(.16)	(.16)	– 0	–
Tax return of capital	– 0	–	(.10)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.30)	(.39)	(.16)	(.16)	– 0	–

Net asset value, end of period	$ 9.11	$ 8.59	$ 8.99	$ 9.20	$ 10.05	$ 10.13

Total Return
Total investment return based on net asset value(d)	7.78%	(0.98	)%^	1.91%	(6.82)%	0.82%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,200	$1,643	$634	$605	$757	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59	%(e)(f)	1.62%	1.65%	1.65%	1.65%	1.65	%(e)
Expenses, before waivers/reimbursements	2.94	%(e)(f)	3.22%	2.96%	2.67%	2.88%	4.32	%(e)
Net investment income(c)	3.55	%(e)	3.15%	2.96%	2.88%	1.48%	1.91	%(e)
Portfolio turnover rate	59%	108%	114%	183%	91%	48%

See footnote summary on page 67.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	61

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31,	August 31, 2011(a) to March 31, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 8.59	$ 8.97	$ 9.18	$ 9.99	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.22	.18	.21	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.37)	(.08)	(.95)	(.09)	.03

Net increase (decrease) in net asset value from operations	.62	(.15)	.10	(.74)	.00	(g)	.09

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.16)	(.31)	(.07)	(.10)	– 0	–
Tax return of capital	– 0	–	(.07)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.23)	(.31)	(.07)	(.10)	– 0	–

Net asset value, end of period	$ 9.09	$ 8.59	$ 8.97	$ 9.18	$ 9.99	$ 10.09

Total Return
Total investment return based on net asset value(d)	7.25%	(1.58	)%^	1.23%	(7.47)%	.00%	0.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$358	$95	$98	$69	$114	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.34	%(e)(f)	2.35%	2.35%	2.35%	2.35%	2.35	%(e)
Expenses, before waivers/reimbursements	3.71	%(e)(f)	3.93%	3.71%	3.34%	3.66%	5.14	%(e)
Net investment income(c)	2.97	%(e)	2.52%	1.97%	2.25%	.91%	1.06	%(e)
Portfolio turnover rate	59%	108%	114%	183%	91%	48%

See footnote summary on page 67.

62	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31,	August 31, 2011(a) to March 31, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 8.61	$ 9.00	$ 9.22	$ 10.07	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.31	.31	.30	.18	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.38)	(.11)	(.96)	(.08)	.05

Net increase (decrease) in net asset value from operations	.67	(.07)	.20	(.66)	.10	.15

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.22)	(.42)	(.19)	(.18)	– 0	–
Tax return of capital	– 0	–	(.10)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.32)	(.42)	(.19)	(.18)	– 0	–

Net asset value, end of period	$ 9.13	$ 8.61	$ 9.00	$ 9.22	$ 10.07	$ 10.15

Total Return
Total investment return based on net asset value(d)	7.86%	(0.63	)%^	2.17%	(6.48)%	1.02%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,596	$17,572	$15,805	$16,242	$14,088	$4,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)(f)	1.35%	1.35%	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.66	%(e)(f)	2.92%	2.65%	2.40%	2.63%	4.09	%(e)
Net investment income(c)	3.90	%(e)	3.60%	3.27%	3.18%	1.80%	1.84	%(e)
Portfolio turnover rate	59%	108%	114%	183%	91%	48%

See footnote summary on page 67.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	63

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31,	August 31, 2011(a) to March 31, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 8.57	$ 8.96	$ 9.18	$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.26	.26	.25	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.37)	(.11)	(.95)	(.09)	.04

Net increase (decrease) in net asset value from operations	.64	(.11)	.15	(.70)	.06	.12

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.19)	(.37)	(.15)	(.15)	– 0	–
Tax return of capital	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.28)	(.37)	(.15)	(.15)	– 0	–

Net asset value, end of period	$ 9.08	$ 8.57	$ 8.96	$ 9.18	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	7.57%	(1.07)%	1.70%	(6.99)%	0.57%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159	$9	$9	$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.84	%(e)(f)	1.85%	1.85%	1.85%	1.85%	1.85	%(e)
Expenses, before waivers/reimbursements	3.33	%(e)(f)	3.39%	3.11%	2.85%	3.20%	4.71	%(e)
Net investment income(c)	3.11	%(e)	3.00%	2.79%	2.66%	1.53%	1.41	%(e)
Portfolio turnover rate	59%	108%	114%	183%	91%	48%

See footnote summary on page 67.

64	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31,	August 31, 2011(a) to March 31, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 8.56	$ 8.95	$ 9.17	$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.24	.28	.26	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.33)	(.10)	(.94)	(.09)	.04

Net increase (decrease) in net asset value from operations	.66	(.09)	.18	(.68)	.08	.13

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.20)	(.40)	(.18)	(.17)	(.01)
Tax return of capital	– 0	–	(.10)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.30)	(.40)	(.18)	(.17)	(.01)

Net asset value, end of period	$ 9.08	$ 8.56	$ 8.95	$ 9.17	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	7.75%	(0.86	)%^	1.91%	(6.75)%	0.83%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$300	$212	$10	$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)(f)	1.60%	1.60%	1.60%	1.60%	1.60	%(e)
Expenses, before waivers/reimbursements	2.98	%(e)(f)	3.34%	2.86%	2.68%	2.92%	4.36	%(e)
Net investment income(c)	3.82	%(e)	2.87%	2.95%	2.76%	1.78%	1.66	%(e)
Portfolio turnover rate	59%	108%	114%	183%	91%	48%

See footnote summary on page 67.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	65

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31,	August 31, 2011(a) to March 31, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 8.56	$ 8.96	$ 9.19	$ 10.04	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.30	.32	.29	.20	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(.37)	(.12)	(.94)	(.09)	.03

Net increase (decrease) in net asset value from operations	.66	(.07)	.20	(.65)	.11	.14

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.22)	(.43)	(.20)	(.20)	(.01)
Tax return of capital	– 0	–	(.11)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.33)	(.43)	(.20)	(.20)	(.01)

Net asset value, end of period	$ 9.07	$ 8.56	$ 8.96	$ 9.19	$ 10.04	$ 10.13

Total Return
Total investment return based on net asset value(d)	7.84%	(0.66	)%^	2.15%	(6.44	) %	1.05%	1.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,407	$15,342	$16,054	$18,351	$20,039	$20,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)(f)	1.35%	1.35%	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.58	%(e)(f)	2.85%	2.57%	2.33%	2.64%	4.08	%(e)
Net investment income(c)	4.02	%(e)	3.49%	3.37%	3.17%	2.02%	1.92	%(e)
Portfolio turnover rate	59%	108%	114%	183%	91%	48%

See footnote summary on page 67.

66	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(e)	Annualized.

(f)	Expense ratios do not include expenses of the AB mutual funds in which the Fund invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follows:

Six Months Ended September 30, 2016

0.01%(e)

(g)	Amount represents less than $0.005.

See notes to financial statements.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	67

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Santamaria are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

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Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	69

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before

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taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	71

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective July 31, 2015. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio

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information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	73

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Emerging Markets Multi-Asset Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors in May 3-5, 2016.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

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States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Emerging Markets Multi-Asset Portfolio	1.00% on the first $1 billion 0.95% on the next $1 billion 0.90% on the next $1 billion 0.85% on the balance	$33.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $59,897 (0.174% of the Portfolio’s average daily net assets) for such services, although it should be noted that the Adviser waived its fees and/or reimbursed the Portfolio in the amount of $29,378.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or

3	Jones v. Harris at 1 427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	75

termination by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospective update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Emerging Markets Multi-Asset Portfolio	Advisor Class A Class C Class R Class K Class I	1.35% 1.60% 2.35% 1.85% 1.60% 1.35%	2.78% 3.07% 3.78% 3.26% 3.16% 2.71%	March 31 (ratios as of September 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Portfolio Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

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of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.8

Portfolio	Net Assets 03/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio	$33.4	Emerging Markets Multi-Asset 0.85% on 1st $25 million 0.80% on next $25 million 0.75% on the balance Minimum Account Size: $50m	0.837%	1.000%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Emerging Markets

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual portfolios and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	77

Multi-Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Emerging Markets Multi-Asset Portfolio	Emerging Markets Multi-Asset Portfolio Class A Class I	1.60% 0.80%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL PORTFOLIO COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10,11 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

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included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Emerging Markets Multi-Asset Portfolio	1.000	1.020	3/9

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15

Portfolio	Total Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Emerging Markets Multi-Asset Portfolio	1.650	1.641	6/9	1.646	9/16
pro-forma[17]	1.600	1.641	3/9	1.646	5/16

Based on this analysis, considering pro-forma information where available, the Portfolio has equally favorable ranking on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

17	Pro-forma total expense ratio reflects the Portfolio’s five basis points 12b-1 fee reduction effective July 31, 2015.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	79

the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2015.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $153, $2,958 and $47 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

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Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $17,892 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	81

increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

82	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

The information prepared by Broadridge shows the 1 and 3 years performance returns and rankings21 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended February 29, 2016.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Emerging Markets Multi-Asset Portfolio
1 year	-9.55	-16.94	-21.17	1/9	1/128
3 year	-4.93	-8.17	-8.26	2/7	16/90

Set forth below are the 1 and 3 years and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Emerging Markets Multi-Asset Portfolio	-9.55	-4.93	-2.65	10.72	-0.42	3
MSCI Emerging Markets Index	-23.41	-8.90	-4.88	14.41	-0.57	3
Inception Date: August 31, 2011

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Broadridge.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	83

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

84	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	85

AB Family of Funds

NOTES

86	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

NOTES

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	87

NOTES

88	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

NOTES

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	89

NOTES

90	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

NOTES

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO •	91

NOTES

92	• AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMMA-0152-0916

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 25, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 25, 2016